SUBJECT TO THE CANADA BUSINESS CORPORATIONS ACT

NEOVASC INC.

Number

00000000

Shares

*****0*********
******0********
*******0*******
********0******
*********0*****

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 64065J106

ISIN CA64065J1066

THIS CERTIFIES THAT

[redacted]

IS THE REGISTERED HOLDER OF

[redacted]

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

NEOVASC INC.

SAMPLE

subject to the Articles and By-laws of the Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia, Canada.

The class or series of shares represented by this certificate has rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to the holder, on demand and without charge, a full copy of the text of (i) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable.

Dated: May 09, 2014

President

VOID

Chief Financial Officer

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY, N.A.
(GOLDEN)
TRANSFER AGENT AND REGISTRAR

By ______________________
Authorized Officer

OR

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY OF CANADA
(VANCOUVER) (TORONTO)
TRANSFER AGENT AND REGISTRAR

VOID

By ______________________
Authorized Officer

The shares represented by this certificate are transferable at the offices of Computershare Trust Company of Canada in Vancouver, BC; Toronto, ON and Computershare Trust Company, N.A in Golden, CO

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	-	as tenants in common	(Name) CUST (Name) UNIF	- (Name) as Custodian for (Name) under the
TEN ENT	-	as tenants by the entireties	GIFT MIN ACT (State)	(State) Uniform Gifts to Minors Act
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

DATED: ____________________

______________________ Signature of Shareholder

______________________ Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

